UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 16, 2020
Date of Report (Date of earliest event reported)

APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5115 Ulmerton Road, Clearwater, FL 33760
(Address of principal executive offices, zip code)
(727) 384-2323
(Issuer’s telephone number)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APYX	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into A Material Agreement.

The information set forth in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02     Departure of Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Charles D. Goodwin II Amended and Restated Employment Agreement

On September 17, 2020, Apyx Medical Corporation (the “Company”) entered into an Amended and Restated Employment Agreement, effective as of September 17, 2020, with Charles D. Goodwin II, the Company’s President and Chief Executive Officer (the “Goodwin Agreement”). The Goodwin Agreement amends and restates Mr. Goodwin’s original employment agreement, dated as of December 15, 2017, in its entirety. The term of Mr. Goodwin’s employment under the Goodwin Agreement commenced as of the effective date thereof and shall continue until terminated in accordance with the terms of the Goodwin Agreement. Under the Goodwin Agreement, Mr. Goodwin will receive an initial annual base salary of $450,000, which shall be reviewed from time to time and may be increased, but not decreased, by the Compensation Committee of the Board of Directors (the “Committee”) in its sole and exclusive discretion. Mr. Goodwin shall be entitled to participate in (i) any bonus or incentive plan available to the Company’s executives generally, on such terms as the Committee may determine in its discretion, and (ii) the equity-based incentive plans of the Company, pursuant to which he may receive awards thereunder, as determined by the Company’s Board of Directors in its sole discretion from time to time and subject to the terms and conditions of such plans and any applicable award agreement.

In the event Mr. Goodwin’s employment is terminated as a result of death or disability, Mr. Goodwin or his estate shall be entitled to receive (i) any unpaid base salary earned and accrued prior to the date of termination, (ii) reimbursement for expenses incurred prior to the date of termination, (iii) a pro rata bonus for the year of termination, and, (iv) if Mr. Goodwin is eligible for and elects continuation benefits under COBRA, the Company will pay the employer portion of the COBRA coverage premium for the shorter of (x) the 12-month period following the date of termination, or (y) the time at which Mr. Goodwin becomes eligible for medical and dental benefits through another employer. In addition, Mr. Goodwin’s outstanding option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Mr. Goodwin’s options (i) that were exercisable as of the effective date of the Goodwin Agreement and (ii) that would have become exercisable on the next anniversary of the effective date following the date of termination shall become and remain exercisable for a period of 12 months following the date of termination.

In the event Mr. Goodwin’s employment is terminated by the Company for cause or by Mr. Goodwin without good reason, Mr. Goodwin shall be entitled to receive any unpaid base salary earned and accrued prior to the date of termination, and reimbursement for expenses incurred prior to the date of termination. In addition, in the event Mr. Goodwin’s employment is terminated by Mr. Goodwin without good reason, Mr. Goodwin’s stock option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Mr. Goodwin’s options which were exercisable as of the date of termination shall remain exercisable for a period of 3 months following the date of termination.

In the event Mr. Goodwin’s employment is terminated by Mr. Goodwin for good reason, by the Company without cause, or in connection with a change of control (as defined in the Goodwin Agreement), Mr. Goodwin shall be entitled to receive (i) any unpaid base salary and other benefits earned and accrued prior to the date of termination, (ii) reimbursement for expenses incurred prior to the date of termination, (iii) a pro rata bonus for the year of termination, (iv) continued payment of his base salary for the twelve (12) month period following the date of termination, and (v) if Mr. Goodwin is eligible for and elects continuation benefits under COBRA, the Company will pay the employer portion of the COBRA coverage premium for the shorter of (x) the 12-month period following the date of termination, or (y) the time at which Mr. Goodwin becomes eligible for medical and dental benefits through another employer. In addition, Mr. Goodwin’s outstanding option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Mr. Goodwin’s options that (i) were exercisable as of the date of termination and (ii) would have become exercisable on the next anniversary of the effective date following the date of termination, shall become and remain exercisable for a period of 12 months following the date of termination.

The Goodwin Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company.

Tara Harris Semb Amended and Restated Employment Agreement

On September 16, 2020, the Company entered into an Amended and Restated Employment Agreement, effective as of September 16, 2020, with Tara Harris Semb, the Company’s Chief Financial Officer, Secretary and Treasurer (the “Semb Agreement”). The Semb Agreement amends and restates Ms. Semb’s original employment agreement, dated as of January 2, 2019, in its entirety. The term of Ms. Semb’s employment under the Semb Agreement commenced as of the effective date thereof and shall continue until terminated in accordance with the terms of the Semb Agreement. Under the Semb Agreement, Ms. Semb will receive an initial annual base salary of $328,000, which shall be reviewed from time to time and may be increased, but not decreased, by the Committee in its sole and exclusive discretion. Ms. Semb shall be entitled to participate in any bonus or incentive plan available to the Company’s executives generally, on such terms as the Committee may determine in its discretion.

In the event Ms. Semb’s employment is terminated as a result of death or disability, Ms. Semb or her estate shall be entitled to receive (i) any unpaid base salary earned and accrued prior to the date of termination, (ii) reimbursement for expenses incurred prior to the date of termination, (iii) a pro rata bonus for the year of termination, and, (iv) if Ms. Semb is eligible for and elects continuation benefits under COBRA, the Company will pay the employer portion of the COBRA coverage premium for the shorter of (x) the 12-month period following the date of termination, or (y) the time at which Ms. Semb becomes eligible for medical and dental benefits through another employer. In addition, Ms. Semb’s outstanding option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Ms. Semb’s options (i) that were exercisable as of the effective date of the Semb Agreement and (ii) that would have become exercisable on the next anniversary of the effective date following the date of termination shall become and remain exercisable for a period of 12 months following the date of termination.

In the event Ms. Semb’s employment is terminated for by the Company for cause or by Ms. Semb without good reason, Ms. Semb shall be entitled to receive any unpaid base salary earned and accrued prior to the date of termination, and reimbursement for expenses incurred prior to the date of termination. In addition, in the event Ms. Semb’s employment is terminated by Ms. Semb without good reason, Ms. Semb’s stock option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Ms. Semb’s options which were exercisable as of the date of termination shall remain exercisable for a period of 3 months following the date of termination.

In the event Ms. Semb’s employment is terminated by Ms. Semb for good reason, by the Company without cause, or in connection with a change of control (as defined in the Semb Agreement), Ms. Semb shall be entitled to receive (i) any unpaid base salary and other benefits earned and accrued prior to the date of termination, (ii) reimbursement for expenses incurred prior to the date of termination, (iii) a pro rata bonus for the year of termination, (iv) continued payment of her base salary for the twelve (12) month period following the date of termination, and (v) if Ms. Semb is eligible for and elects continuation benefits under COBRA, the Company will pay the employer portion of the COBRA coverage premium for the shorter of (x) the 12-month period following the date of termination, or (y) the time at which Ms. Semb becomes eligible for medical and dental benefits through another employer. In addition,

Ms. Semb’s outstanding option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Ms. Semb’s options that (i) were exercisable as of the date of termination and (ii) would have become exercisable on the next anniversary of the effective date following the date of termination, shall become and remain exercisable for a period of 12 months following the date of termination.

The Semb Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company.

Todd Hornsby Amended and Restated Employment Agreement

On September 17, 2020, the Company entered into an Amended and Restated Employment Agreement, effective as of September 17, 2020, with Todd Hornsby, the Company’s Executive Vice President (the “Hornsby Agreement”). The Hornsby Agreement amends and restates Mr. Hornsby’s original employment agreement, dated as of January 1, 2018, in its entirety. The term of Mr. Hornsby’s employment under the Hornsby Agreement commenced as of the effective date thereof and shall continue until terminated in accordance with the terms of the Hornsby Agreement. Under the Hornsby Agreement, Mr. Hornsby will receive an initial annual base salary of $347,000, which shall be reviewed from time to time and may be increased, but not decreased, by the Committee in its sole and exclusive discretion. Mr. Hornsby shall be entitled to participate in (i) any bonus or incentive plan available to the Company’s executives generally, on such terms as the Committee may determine in its discretion, and (ii) the equity-based incentive plans of the Company, pursuant to which he may receive awards thereunder, as determined by the Company’s Board of Directors in its sole discretion from time to time and subject to the terms and conditions of such plans and any applicable award agreement.

In the event Mr. Hornsby’s employment is terminated as a result of death or disability, Mr. Hornsby or his estate shall be entitled to receive (i) any unpaid base salary earned and accrued prior to the date of termination, (ii) reimbursement for expenses incurred prior to the date of termination, (iii) a pro rata bonus for the year of termination, and, (iv) if Mr. Hornsby is eligible for and elects continuation benefits under COBRA, the Company will pay the employer portion of the COBRA coverage premium for the shorter of (x) the 12-month period following the date of termination, or (y) the time at which Mr. Hornsby becomes eligible for medical and dental benefits through another employer. In addition, Mr. Hornsby’s outstanding option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Mr. Hornsby’s options (i) that were exercisable as of the effective date of the Hornsby Agreement and (ii) that would have become exercisable on the next anniversary of the effective date following the date of termination shall become and remain exercisable for a period of 12 months following the date of termination.

In the event Mr. Hornsby’s employment is terminated by the Company for cause or by Mr. Hornsby without good reason, Mr. Hornsby shall be entitled to receive any unpaid base salary earned and accrued prior to the date of termination, and reimbursement for expenses incurred prior to the date of termination. In addition, in the event Mr. Hornsby’s employment is terminated by Mr. Hornsby without good reason, Mr. Hornsby’s stock option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Mr. Hornsby’s options which were exercisable as of the date of termination shall remain exercisable for a period of 3 months following the date of termination.

In the event Mr. Hornsby’s employment is terminated by Mr. Hornsby for good reason, by the Company without cause, or in connection with a change of control (as defined in the Hornsby Agreement), Mr. Hornsby shall be entitled to receive (i) any unpaid base salary and other benefits earned and accrued prior to the date of termination, (ii) reimbursement for expenses incurred prior to the date of termination, (iii) a pro rata bonus for the year of termination, (iv) continued payment of his base salary for the twelve (12) month period following the date of termination, and (v) if Mr. Hornsby is eligible for and elects continuation benefits under COBRA, the Company will pay the employer portion of the COBRA coverage premium for the shorter of (x) the 12-month period following the date of termination, or (y) the time at which Mr. Hornsby becomes eligible for medical and dental benefits through another employer. In addition, Mr. Hornsby’s outstanding option grants shall continue to be treated in accordance with the terms of the applicable plan and award agreement, provided that the portion of Mr. Hornsby’s options that (i) were exercisable as of the date of termination and (ii) would have become exercisable on the next anniversary of the effective date following the date of termination, shall become and remain exercisable for a period of 12 months following the date of termination.

The Hornsby Agreement contains customary non-competition, non-solicitation, and confidentiality provisions in favor of the Company.

The foregoing are summaries only of the material terms of the Goodwin Agreement, the Semb Agreement and the Hornsby Agreement, and is qualified in its entirety by reference to the full text of the Goodwin Agreement, the Semb Agreement and the Hornsby Agreement, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description

10.1	Charles D. Goodwin II Amended and Restated Employment Agreement
10.2	Tara Harris Semb Amended and Restated Employment Agreement
10.3	Todd Hornsby Amended and Restated Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2020	Apyx Medical Corporation

	By:	/s/ Tara Semb
Tara Semb
Chief Financial Officer, Secretary and Treasurer